================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2006

                                  DURATEK, INC.
--------------------------------------------------------------------------------
                  (Exact name of registrant as specified in its
                                    charter)

            Delaware                      0-14292              22-2427618
--------------------------------------------------------------------------------
  (State or other jurisdiction of       (Commission         (I.R.S. Employer
   incorporation or organization)       File Number)       Identification No.)

10100 Old Columbia Road, Columbia, Maryland                       21046
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (410) 312-5100

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02.   Results of Operations and Financial Condition.

     On April 27, 2006, Duratek, Inc. ("Duratek") issued a press release announcing its financial results for the first quarter of 2006. A copy of Duratek's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liability under that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.           Description
-------------         ----------------------------------------------------------
99.1                  Duratek, Inc. press release announcing its financial
                      results for the first quarter of 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Duratek, Inc.


Date: April 27, 2006                    By:    /s/ Robert F. Shawver
                                           -------------------------------------
                                                   Robert F. Shawver,
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit No.           Description
-------------         ----------------------------------------------------------
99.1                  Duratek, Inc. press release announcing its financial
                      results for the first quarter of 2006.